UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 7, 2010
Infogroup Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34298	47-0751545
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
577 South 86th Circle
Omaha, Nebraska 68127
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (402) 593-4500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     As previously announced, on March 8, 2010, infoGROUP Inc., a Delaware corporation (the “Company” or “Infogroup”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Omaha Holdco Inc., a Delaware corporation (“Parent”), and Omaha Acquisition Inc., a Delaware corporation (“Acquisition Sub”), providing for the merger, upon approval of the Company’s stockholders, of Acquisition Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Acquisition Sub are affiliates of CCMP Capital Advisors, LLC. As previously announced, on May 26, 2010, the Board of Directors of the Company established May 27, 2010 as the record date for the special meeting of the Company’s stockholders to consider and vote upon a proposal to adopt and approve the Merger Agreement (the “Special Meeting”). Stockholders of record as of the close of business on May 27, 2010 are entitled to notice of, and to vote at the Special Meeting. The Special Meeting is scheduled to be held on June 29, 2010 at the Hilton Omaha, 1001 Cass Street, Omaha, Nebraska 68102 at 9:30 a.m. local time. On June 7, 2010, the Company will commence dissemination to certain Company stockholders and others of an Investor Presentation (the “Investor Presentation”) as part of the process to solicit proxies for the Special Meeting. A copy of the Investor Presentation is attached to this report as Exhibit 99.1 and is incorporated by reference herein.
Additional Information and Where to Find It
In connection with the Merger, infoGroup has filed a definitive proxy statement and other relevant documents concerning the Merger with the SEC. STOCKHOLDERS OF infoGROUP ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents in the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1 800 SEC 0330 for further information on the public reference room. Copies of the definitive proxy statement and other documents infoGroup files with the SEC may also be obtained by mail, upon payment of the SEC’s customary fees, by writing to the SEC’s principal office at 100 F Street, NE, Washington D.C. 20549. Our SEC filings, including the definitive proxy statement, are also available to the public, free of charge, at the SEC’s website at http://www.sec.gov. You also may obtain free copies of the documents infoGroup files with the SEC by going to the “Financial Information” subsection of our “Investors Relations” section of our website at http://ir.infogroup.com/sec.cfm. Our website address is provided as an inactive textual reference only. Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of infoGroup in connection with the transaction, and their interests in the solicitation, is set forth in the definitive proxy statement that was filed by infoGroup with the SEC on May 28, 2010.
Note on Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements, including but not limited to, statements regarding the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, the expected timing of completion of the proposed Merger, and such other risks as identified in Infogroup’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the SEC on February 26, 2010, which contains and identifies important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Infogroup assumes no obligation to update any forward-looking statement contained in this Current Report.
Item 9.01. Financial Statements and Exhibits.
     (d)      Exhibits
     99.1      Investor Presentation to be disseminated by Infogroup, beginning on June 7, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

GSI Group Inc.
By:	/s/ Thomas J. McCusker
Thomas J. McCusker
Secretary and Executive Vice President for Business Conduct and General Counsel

Date: June 7, 2010

EXHIBIT INDEX
     99.1      Investor Presentation to be disseminated by Infogroup, beginning on June 7, 2010.